                                                                   Exhibit 4(nn)



THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE` INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED                CUSIP No.____________                       $
No. NMRF-

                           MERRILL LYNCH & CO., INC.
                               MEDIUM-TERM NOTE,
                                    SERIES B
                      (Nine Month Renewable Floating Rate)

     MERRILL LYNCH & CO., INC., a Delaware corporation (the "Issuer" or the "Company", which terms include any successor corporation under the Indenture
hereinafter referred to), for value received, hereby promises to pay to       ,
or registered assigns, (subject only as provided below) the principal sum of
ONE                  ($        ) on the Maturity Date occurring on October 9,
1996, and to pay interest thereon, as described below, until the principal hereof is paid or duly made available for payment. The principal amount of the Note shall be reduced upon any exercise of the Option to Elect Early Termination, all as provided below.

     Interests in this Note (which are sometimes referred to herein where the context so requires as the "Notes"), and any certificated Notes which may be issued in exchange herefor pursuant to the terms hereof, are issuable in denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Notes are not subject to redemption at the option of the Company prior to maturity.

     Interest on this Note will be payable on the second Wednesday of each month (each an "Interest Payment Date"), commencing in November 1993, and at maturity. The per annum rate of interest with respect to this Note will be reset monthly on each Interest Payment Date and will be equal to LIBOR (as defined herein), plus 0.05% (five one-hundredths of one percent).

     Notwithstanding the first paragraph hereof, this Note will mature on the Interest Payment Date occurring in October 1994 unless the maturity thereof is automatically extended with respect to all or a part of the principal amount hereof. During the period beginning on the sixtieth (60th) calendar day immediately preceding, and ending on the thirty-second (32nd) calendar day immediately preceding, each Interest Payment Date (each such period being referred to herein as an "Election Period", and each such Interest Payment Date being referred to herein as the "Interest Payment Date applicable to such Election Period"), commencing with the Interest Payment Date occurring in January 1994, the Holder of this Note will have the option to elect a final Maturity Date (as defined herein) for this Note (or for any interest herein of an authorized denomination) which is the Interest Payment Date occurring on the second Wednesday of the ninth month after the Interest Payment Date applicable to such Election Period. Any or all of the interest herein as to which such election has been exercised is referred to herein as an "Exercised Note". If the Holder of this Note does not so elect, the maturity of this Note shall be automatically extended to the Interest Payment Date occurring on the second Wednesday of the tenth month after the Interest Payment Date applicable to such Election Period. The "Maturity Date" of any Note shall mean the Interest Payment Date occurring in October 1994 or any later date to which the maturity of such Note is automatically extended as described in the previous sentence. The maturity of the Notes will not be so automatically extended to any date after October 9, 1996.

     The Holder of this Note may elect to terminate the automatic extension of the maturity of this Note or of any interest herein (of an authorized denomination) by surrendering this Note during any Election Period, commencing with the Election Period related to the Interest Payment Date occurring in January 1994, to the Corporate Trust Office of the Trustee in The City of New York (or at such other place as the Company shall notify the Holders of the Notes, provided that the Company shall at all times maintain an office for the exchange contemplated below in the Borough of Manhattan, The City of New York), with notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower, 10th Floor, New York, New York 10281-1307,
Attention: Medium-Term Notes Desk (telephone (212) 449-4545), and with the form entitled "Option to Elect Termination" which is appended hereto duly completed. Such notice must be received by the Trustee by 5:00 p.m., New York City time, on the last day for giving such notice. The date on which such surrender occurs shall be the "Election Date" with respect to portion of this Note as to which the automatic extension shall have been terminated. Upon the exercise of an Option to Elect Termination, the principal amount of this Note subject to such election shall be endorsed by the Trustee on the Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so endorsed. The Trustee shall deliver to the Holder in exchange therefor a new Note (substantially in the form of Annex 1 hereto) imprinted with a legend indicating (i) that an election to terminate the automatic extension of the maturity of such Note has been made, (ii) the Election Date and (iii) the Maturity Date with respect to such new Note. Any Note or Notes issued in exchange for or upon registration of transfer of any Notes so legended shall also be legended to the same effect. An election to terminate the automatic extension of the maturity of this Note (or of any portion thereof, as the case may be) shall be irrevocable and binding on the Holder and any subsequent Holder of this Note unless waived by the Company prior to the close of business on the third Business Day following the Election Period during which the Election Date occurs. (In the event that the Holder of a Note issued in certificated form, if any, wishes to terminate the automatic extension of the maturity of a portion of such Note that is an amount equal to $100,000 or an integral multiple of $1,000 in excess thereof, the Holder shall surrender such Note as described above, with the "Option to Elect Termination" form duly completed, in exchange for (i) a Note in the principal amount as to which the automatic extension of maturity has been terminated, legended as described above, and (ii) a Note for the remaining principal amount as to which the automatic extension of maturity has not been terminated and which has not been so legended.) All questions as to whether and when an election to terminate the automatic extension of the maturity of any Note has been made shall be determined by the Company, whose determination shall be final and binding.

     With respect to any Exercised Note, interest will be payable at such times, and will be calculated by such method, as is provided in the form of Note included as Annex 1 hereto.

     Interest payable on each interest Payment Date will include interest accrued from and including the first day of the Interest Period relating to such Interest Payment Date to and including the last day of such Interest Period. "Interest Period" shall mean the period beginning on and including October 12, 1993 to but excluding November 10, 1993 and, thereafter, each successive period beginning on and including the day after the last day of the preceding Interest Period and ending on but excluding the next succeeding Interest Payment Date.

     This Note will bear interest at a per annum rate equal to LIBOR plus 0.05% (five one-hundredths of one percent), and such rate shall be reset each Interest Payment Date other than at maturity (each such date, together with the original issue date of the Notes, October 12, 1993, being referred to in connection with Notes other than Exercised Notes as an "Interest Reset Date"). "LIBOR" with respect to any Interest Determination Date (as defined below) shall equal the rate which appears on Telerate Page 3750, "British Bankers Association Interest Settlement Rates", under the column entitled "U.S.D.", which appears as of 11:00 A.M., London time, on the applicable Interest Determination Date, for deposits (in United States dollars for a period of one month) commencing on the second day on which dealings in deposits in United States dollars are transacted in the London interbank market (a "London Banking Day") immediately following such Interest Determination Date; provided, however, that if no such rate appears, the Calculation Agent shall request the principal London office of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with a quotation of their offered rates at approximately 11:00 A.M., London time, on such Interest Determination Date for deposits (in United States dollars for a period of one month and in a principal amount equal to an amount that is representative for a single transaction in such market at such time) commencing on the second London Banking Day immediately following such Interest Determination Date. If at least two such quotations are provided, LIBOR for such Interest Determination Date shall equal the arithmetic mean of such quotations. If fewer than two such quotations are provided, LIBOR for such Interest Determination Date shall equal the arithmetic mean of the rates quoted by three major banks in The City of New York, as selected by the Calculation Agent, at approximately 11:00 A.M., New York City time, on such Interest Determination Date for loans to leading European Banks (in United States dollars for a period of one month and in a principal amount equal to an amount that is representative for a single transaction in such market at such time) commencing on the second London Banking Day following such Interest Determination Date; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as described in this sentence, LIBOR will be LIBOR in effect on such Interest Determination Date. "Telerate Page 3750" means the display designated as page "3750" on the Dow Jones Telerate Service (or such page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). "Interest Determination Date" with respect to LIBOR shall be the second London Business Day (as defined below) preceding each Interest Reset Date. A "London Business Day" is a day on which dealings in deposits in United States dollars are transacted in the London interbank market.

     Interest on the Notes will be computed and paid on the basis of the actual number of days for which interest accrues in each Interest Period divided by 360.

     The Calculation Agent will, upon the request of the Holder of any Note, provide the interest rate then in effect. The Calculation Agent is Merrill Lynch, Pierce, Fenner & Smith Incorporated. All calculations made by the Calculation Agent in the absence of a determination of manifest error shall be conclusive for all purposes and binding on the holders of the Notes.

     Interest shall be paid on each Interest Payment Date to the Holder of this Note on the Regular Record Date. The "Regular Record Date" shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. If the Maturity falls on a day which is not a Business Day as defined below, the payment due on such Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity and no interest shall accrue with respect to such payment for the period from and after such Maturity. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

     Payment of the principal of and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security Register. Notwithstanding the preceding sentence, payment of principal of and interest payable at maturity on this Note shall be made by wire transfer of immediately available funds to a designated account maintained in the United States upon (i) receipt of written notice by the Trustee from the Holder hereof not less than one Business Day prior to the due date of such principal payment and (ii) presentation of this Note to the Trustee. The Holder of not less than $1,000,000 Notes may by written notice to the Trustee (or at such other address as the Company shall give notice in writing) not less than 15 days prior to an Interest Payment Date, arrange to have the interest payable an all Notes held by such Holder on such Interest Payment Date, and all subsequent Interest Payment Dates until written notice to the contrary is given to the Trustee, made by wire transfer of immediately available funds to a designated account maintained in the United States.

     Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank (National Association), the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Note is one of a duly authorized issue of Securities (hereinafter called the "Securities") of the Company designated as its Medium-Term Notes, Series B (the "Notes"). The Securities are issued and to be issued under an indenture (the "Indenture") dated as of October 1, 1993, between the Company and The Chase Manhattan Bank (National Association) (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture.

     The Notes are issuable only in registered form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof.
As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.

     This Note is not subject to any sinking fund.

     If an Event of Default (as defined in the Indenture) with respect to hire Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66% in aggregate principal amount of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein described.

     As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No service charge, shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated:

                              Merrill Lynch & Co., Inc.

[SEAL]                        By:
                                  -------------------------------
                                           Treasurer

                              Attest:
                                      ---------------------------
                                            Secretary

CERTIFICATE OF AUTHENTICATION
This is one of the Securities
of the series designated therein
referred to in the within-mentioned
Indenture.

THE CHASE MANHATTAN BANK
(National Association)
      as Trustee

By:
   -------------------------------
        Authorized Officer

                                                                         ANNEX 1

                          OPTION TO ELECT TERMINATION

     The undersigned hereby irrevocably request(s) instruct(s) the Company to terminate the automatic extension of this Note (or portion hereof specified below) pursuant to its terms.

     For this Note to be terminated, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder of this Note, not more than 60 nor less than 32 days prior to an Interest Payment Date, this Note with this "Option to Elect Termination" Form duly completed. Such notice must be received by the Trustee by 5:00 p.m., New York City time, on the last day for giving such notice.

     If less than the entire principal amount of this Note is to be terminated, specify the portion hereof (which shall be in an amount equal to $100,000 or an integral multiple of $1,000 in excess thereof) which the Holder elects to terminate and specify the denomination or denominations (which shall be an authorized denomination) of the Notes to be issued to the Holder for the portion of this Note not being terminated.

$
  ----------        -------------------------

Date:
     ------- NOTICE: The signature on this Option to Elect Termination must correspond with the name as written upon the face of this Note in every particular, without alteration or enlargement or any change whatever.

                                                                         ANNEX 1

                                    SCHEDULE

                          EXCHANGE FOR EXERCISED NOTES

     These exchanges of a part of this Global Note for Exercised Notes have been made:


              Part of principal
            amount of this Global   Remaining Principal       Notation made
 Date        Note exchanged for     amount of this Note       on behalf of
 Made         Exercised Notes     following such exchange     the Trustee
 ----         ---------------     -----------------------     -----------
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________
______        _______________         _______________         ___________

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED               CUSIP No.______________
No. NMRF-____

          Principal Amount:  $

          Election Date:

          Maturity Date:

This is an "Exercised Note" within the meaning provided in the Company's Medium-Term Notes, Series B (Nine Month Renewable Floating Rate).

                           MERRILL LYNCH & CO., INC.
                               MEDIUM-TERM NOTE,
                                    SERIES B
                      (Nine Month Renewable Floating Rate)

     MERRILL LYNCH & CO., INC., a Delaware corporation (the "Issuer" or the "Company," which terms include any successor corporation under the Indenture
hereinafter referred to), for value received, hereby promises to pay to        ,
or registered assigns, the Principal Amount of this Note (as indicated above) on the Maturity Date (as indicated above, which shall not be later than October 9, 1996), and to pay interest thereon, as described below, until the principal hereof is paid or duly made available for payment. This Note is a part of a series of Notes originally issued by the Company on October 12, 1993. Pursuant to the terms of such Notes, the Option to Elect Termination has been exercised with respect to this Note, and this Note shall mature on the Maturity Date specified and have the terms and conditions specified herein. The form of this Note as originally issued by the Company, which governed the terms and conditions hereof prior to the exercise of the Option to Elect Termination (the "Initial Note Form") is attached as Annex I hereto. Terms used but not defined herein but which are defined in the Initial Note Form shall have the meanings provided therein.

     Interests in this Note (which are sometimes referred to herein where the context so requires as the "Notes"), and any certificated Notes which may be issued in exchange herefor pursuant to the terms hereof, are issuable in denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Notes are not subject to redemption at the option of the Company prior to maturity.

     Interest on this Note will be payable on each monthly Interest Payment Date to and including the Interest Payment Date (as provided in the Initial Note
Form) applicable to the Election Period relevant to this Note (the "Last Monthly Interest Payment Date"), and thereafter on the second Wednesday of the third month and sixth month following the Last Monthly Interest Payment Date, and at maturity, "Interest Payment Dates" with respect to this Note shall refer to such dates. The per annum rate of interest payable with respect to this Note will (on and after such Last Monthly Interest Payment Date) be reset weekly and will be equal to the Weekly Average Federal Funds Rate (as defined herein), plus 0.10% (ten one-hundredths of one percent). Interest prior to such Last Monthly Interest Payment date will accrue at a rate as specified in the Initial Note Form.

     Interest payable on each Interest Payment Date will include interest accrued from and including the first day of the Interest Period relating to such Interest Payment Date to and including the last day of such Interest Period. "Interest Period" shall mean the period beginning on and including October 12, 1993 to but excluding November 10, 1993 and, thereafter, each successive period beginning on and including the day after the last day of the preceding Interest Period and ending on but excluding the next succeeding Interest Payment Date.

     The per annum rate of interest payable with respect to this Note subsequent to the applicable last Monthly Interest Payment Date will be reset as of the Wednesday of each week at a rate equal to the arithmetic average (mean) of the Federal Funds Rates (as defined herein) in effect with respect to each calendar day from and including the second preceding Thursday to and including the next preceding Wednesday (such period is the "Calculation Period", and such average of the Federal Funds Rates is the "Weekly Average Federal Funds Rate"), plus 0.10% (ten one-hundredths of one percent). Such average rate will be based upon the rate of interest applicable to each calendar day in the Calculation Period, which shall equal, for any Business Day within such Calculation Period, the Federal Funds Rate in effect on such Business Day and, for any non-Business Day within such Calculation Period, the Federal Funds Rate in effect on the next preceding Business Day.

     As used herein, "Federal Funds Rate" means, with respect to any Business Day within a Calculation Period, the rate on such date for Federal Funds as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519). Selected Interest Rates" or any successor publication ("H.15(519)") under the heading "Federal Funds (Effective)" or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to the applicable Business Day, the Federal Funds Rate will be the interest rate on such Business

Day as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Federal Funds/Effective Rate". If such rate is not yet published by 9:00 A.M. on the applicable Calculation Date, the Federal Funds Rate for such Business Day will be the rate on such date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 9:00 A.M. on the applicable Calculation Date, the Federal Funds Rate will be the last Federal Funds Rate in effect prior to such Business Day.

     The "Calculation Date" with respect to any Business Day within a Calculation Period shall be the earlier of (i) the tenth calendar day after such Business Day or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day prior to the Interest Payment Date on which such accrued interest will be payable.

     Interest on the Notes will be computed and paid on the basis of the actual number of days for which interest accrues in each Interest Period divided by 360.

     The Calculation Agent will, upon the request of the Holder of any Note, provide the interest rate then in effect. The Calculation Agent is Merrill Lynch, Pierce, Fenner & Smith Incorporated. All calculations made by the Calculation Agent in the absence of a determination of manifest error shall be conclusive for all purposes and binding on the holders of the Notes.

     Interest shall be paid on each Interest Payment Date to the Holder of this Note on the Regular Record Date. The "Regular Record Date" shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. If the Maturity falls on a day which is not a Business Day as defined below, the payment due on such Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity and no interest shall accrue with respect to such payment for the period from and after such Maturity. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duty provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

     Payment of the principal of and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security Register. Notwithstanding the preceding sentence, payment of principal of and interest payable at maturity on this Note shall be made by wire transfer of immediately available funds to a designated account maintained in the United States upon (i) receipt of written notice by the Trustee from the Holder hereof not less than one Business Day prior to the due date of such principal payment and (ii) presentation of this Note to the Trustee. The Holder of not less than $1,000,000 Notes may by written notice to the Trustee (or at such other address as the Company shall give notice in writing) not less than 15 days prior to an Interest Payment Date, arrange to have the interest payable on all Notes held by such Holder on such Interest Payment Date, and all subsequent Interest Payment Dates until written notice to the contrary is given to the Trustee, made by wire transfer of immediately available funds to a designated account maintained in the United States.

     Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank (National Association), the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Note is one of a duly authorized issue of Securities (hereinafter called the "Securities") of the Company designated as its Medium-Term Notes, Series B (the "Notes"). The Securities are issued and to be issued under an indenture (the "Indenture") dated as of October 1, 1993, between the Company and The Chase Manhattan Bank (National Association) (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture.

     The Notes are issuable only in registered form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof.
As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.

     This Note is not subject to any sinking fund.

     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66% in aggregate principal amount of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection herewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated:

[FACSIMILE OF SEAL]                   MERRILL LYNCH & CO., INC.

                                 By:  ___________________________
                                             Theresa Lang
                                               Treasurer

Attest:

By: _______________________
            Gregory T. Russo
            Secretary

CERTIFICATE OF AUTHENTICATION
This is one of the Securities
of the series designated therein
referred to in the within-mentioned
Indenture.

THE CHASE MANHATTAN BANK
(National Association)
    as Trustee

By: _______________________
      Authorized Officer

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER , PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED          CUSIP No. _____________
No. NMRF-

                    Principal Amount:  $

                    Election Date:

                    Maturity Date:


This is an "Exercised Note" within the meaning provided in the Company's Medium-Term Notes, Series B (Nine Month Renewable Floating Rate).

                           MERRILL LYNCH & CO., INC.
                               MEDIUM-TERM NOTE,
                                    SERIES B
                      (Nine Month Renewable Floating Rate)

     MERRILL LYNCH & CO., INC., a Delaware corporation (the "Issuer" or the "Company", which terms include any successor corporation under the Indenture
hereinafter referred to), for value received, hereby promises to pay to        ,
or registered assigns, the Principal Amount of this Note (as indicated above) on the Maturity Date (as indicated above, which shall not be later than October 9, 1996), and to pay interest thereon, as described below, until the principal hereof is paid or duly made available for payment. This Note is a part of a series of Notes originally issued by the Company on October 12, 1993. Pursuant to the terms of such Notes, the Option to Elect Termination has been exercised with respect to this Note, and this Note shall mature on the Maturity Date specified and have the terms and conditions specified herein. The form of this Note as originally issued by the Company, which governed the terms and conditions hereof prior to the exercise of the Option to Elect Termination (the "Initial Note Form"), is attached as Annex 1 hereto. Terms used but not defined herein but which are defined in the Initial Note Form shall have the meanings provided therein.

     Interests in this Note (which are sometimes referred to herein where the context so requires as the "Notes"), and any certificated Notes which may be issued in exchange herefor pursuant to the terms hereof, are issuable in denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Notes are not subject to redemption at the option of the Company prior to maturity.

     Interest on this Note will be payable on each monthly Interest Payment Date to and including the Interest Payment Date (as provided in the Initial Note
Form) applicable to the Election Period relevant to this Note (the "Last Monthly Interest Payment Date"), and thereafter on the second Wednesday of the third month and sixth month following the Last Monthly Interest Payment Date, and at maturity. "Interest Payment Dates" with respect to this Note shall refer to such dates. The per annum rate of interest payable with respect to this Note will (on and after such Last Monthly Interest Payment Date) be reset weekly and will be equal to the Weekly Average Federal Funds Rate (as defined herein), plus 0.10% (ten one-hundredths of one percent). Interest prior to such Last Monthly Interest Payment Date will accrue at a rate as specified in the Initial Note Form.

     Interest payable on each Interest Payment Date will include interest accrued from and including the first day of the Interest Period relating to such Interest Payment Date to and including the last day of such Interest Period. "Interest Period" shall mean the period beginning on and including October 12, 1993 to but excluding November 10, 1993 and, thereafter, each successive period beginning on and including the day after the last day of the preceding Interest Period and ending on but excluding the next succeeding Interest Payment Date.

     The per annum rate of interest payable with respect to this Note subsequent to the applicable Last Monthly Interest Payment Date will be reset as of the Wednesday of each week at a rate equal to the arithmetic average (mean) of the Federal Funds Rates (as defined herein) in effect with respect to each calendar day from and including the second preceding Thursday to and including the next preceding Wednesday (such period is the "Calculation Period", and such average of the Federal Funds Rates is the "Weekly Average Federal Funds Rate"), plus 0.10% (ten one-hundredths of one percent). Such average rate will be based upon the rate of interest applicable to each calendar day in the Calculation Period, which shall equal, for any Business Day within such Calculation Period, the Federal Funds Rate in effect on such Business Day and, for any non-Business Day within such Calculation Period, the Federal Funds Rate in effect on the next preceding Business Day.

     As used herein, "Federal Funds Rate" means, with respect to any Business Day within a Calculation Period, the rate on such date for Federal Funds as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication ("H.15(519)") under the heading "Federal Funds (Effective)" or, if not so published by 9:00 A.M., New York City time, on the Calculation Date pertaining to the applicable Business Day, the Federal Funds Rate will be the interest rate on such Business Day as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Federal Funds/Effective Rate". If such rate is not yet published by 9:00 A.M. on the applicable Calculation Date, the Federal Funds Rate for such Business Day will be the rate on such date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rata is not made publicly available by the Federal Reserve Bank of New York by 9:00 A.M. on the applicable Calculation Date, the Federal Funds Rate will be the last Federal Funds Rate in effect prior to such Business Day.

     The "Calculation Date" with respect to any Business Day within a Calculation Period shall be the earlier of (i) the tenth calendar day after such Business Day or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day prior to the Interest Payment Date on which such accrued interest will be payable.

     Interest on the Notes will be computed and paid on the basis of the actual number of days for which interest accrues in each Interest Period divided by 360.

     The Calculation Agent will, upon the request of the Holder of any Note, provide the interest rate then in effect. The Calculation Agent is Merrill Lynch, Pierce, Fenner & Smith Incorporated. All calculations made by the Calculation Agent in the absence of a determination of manifest error shall be conclusive for all purposes and binding on the holders of the Notes.

     Interest shall be paid on each Interest Payment Date to the Holder of this Note on the Regular Record Date. The "Regular Record Date" shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. If the Maturity falls on a day which is not a Business Day as defined below, the payment due on such Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity and no interest shall accrue with respect to such payment for the period from and after such Maturity. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest'), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

     Payment of the principal of and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security Register. Notwithstanding the preceding sentence, payment of principal of and interest payable at maturity on this Note shall be made by wire transfer of immediately available funds to a designated account maintained in the United States upon (i) receipt of written notice by the Trustee from the Holder hereof not less than one Business Day prior to the due date of such principal payment and (ii) presentation of this Note to the Trustee. The Holder of not less than $1,000,000 Notes may by written notice to the Trustee (or at such other address as the Company shall give notice in writing) not less than 15 days prior to an Interest Payment Date, arrange to have the interest payable on all Notes held by such Holder on such Interest Payment Date, and all subsequent Interest Payment Dates until written notice to the contrary is given to the Trustee, made by wire transfer of immediately available funds to a designated account maintained in the United States.

     Unless the certificate of authentication hereon has been executed by and on behalf of The Chase Manhattan Bank (National Association), the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Note is one of a duly authorized issue of Securities (hereinafter called the "Securities") of the Company designated as its Medium-Term Notes, Series B (the "Notes"). The Securities are issued and to be issued under an indenture (the "Indenture") dated as of October 1, 1993, between the Company and The Chase Manhattan Bank (National Association) (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture.

     The Notes are issuable only in registered form without coupons in denominations of $100,00 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the [Holder surrendering the same. If (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.

     This Note is not subject to any sinking fund.

     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66% in aggregate principal amount of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated:

                              Merrill Lynch & Co., Inc.

                              By:
                                  ----------------------------------
                                              Treasurer

                              Attest:
                                      ------------------------------
                                              Secretary

CERTIFICATE OF AUTHENTICATION
This is one of the Securities
of the series designated therein
referred to in the within-mentioned
Indenture.

THE CHASE MANHATTAN BANK
(National Association)
       as Trustee

By:
   ----------------------------------
           Authorized Officer

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") TO A NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED          CUSIP No.                                      $
No. NMRF-

                           MERRILL LYNCH & CO., INC.
                               MEDIUM-TERM NOTE,
                                    SERIES B
                      (Nine Month Renewable Floating Rate)

     MERRILL LYNCH & CO., INC., a Delaware corporation (the "Issuer" or the "Company", which terms include any successor corporation under the Indenture
hereinafter referred to), for value received, hereby promises to pay to        ,
or registered assigns, (subject only as provided below) the principal sum of
ONE                    ($        ) on the Maturity Date occurring on October 9,
1996, and to pay interest thereon, as described below, until the principal hereof is paid or duly made available for payment. The principal amount of the Note shall be reduced upon any exercise of the Option to Elect Early Termination, all as provided below.

     Interests in this Note (which are sometimes referred to herein where the context so requires as the "Notes"), and any certificated Notes which may be issued in exchange herefor pursuant to the terms hereof, are issuable in denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Notes are not subject to redemption at the option of the Company prior to maturity.

     Interest on this Note will be payable on the second Wednesday of each month (each an "Interest Payment Date"), commencing in November 1993, and at maturity. The per annum rate of interest with respect to this Note will be reset monthly on each Interest Payment Date and will be equal to LIBOR (as defined herein), plus 0.05% (five one-hundredths of one percent).

     Notwithstanding the first paragraph hereof, this Note will mature on the Interest Payment Date occurring in October 1994 unless the maturity thereof is automatically extended with respect to all or a part of the principal amount hereof. During the period beginning on the sixtieth (60th) calendar day immediately preceding, and ending on the thirty-second (32nd) calendar day immediately preceding, each Interest Payment Date (each such period being referred to herein as an "Election Period", and each such Interest Payment Date being referred to herein as the "Interest Payment Date applicable to such Election Period"), commencing with the Interest Payment Date occurring in January 1994, the Holder of this Note will have the option to elect a final Maturity Date (as defined herein) for this Note (or for any interest herein of an authorized denomination) which is the Interest Payment Date occurring on the second Wednesday of the ninth month after the Interest Payment Date applicable to such Election Period. Any or all of the interest herein as to which such election has been exercised is referred to herein as an "Exercised Note". If the Holder of this Note does not so elect, the maturity of this Note shall be automatically extended to the Interest Payment Date occurring on the second Wednesday of the tenth month after the Interest Payment Date applicable to such Election Period. The "Maturity Date" of any Note shall mean the Interest Payment Date occurring in October 1994 or any later date to which the maturity of such
Note is automatically extended as described in the previous sentence. The maturity of the Notes will not be so automatically extended to any date after October 9, 1996.

     The Holder of this Note may elect to terminate the automatic extension of the maturity of this Note or of any interest herein (of an authorized denomination) by surrendering this Note during any Election Period, commencing with the Election Period related to the Interest Payment Date occurring in January 1994, to the Corporate Trust Office of the Trustee in The City of New York (or at such other place as the Company shall notify the Holders of the Notes, provided that the Company shall at all times maintain an office for the exchange contemplated below in the Borough of Manhattan, The City of New York), with notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, North Tower, 10th Floor, New York, New York 10281-1307,
Attention: Medium-Term Notes Desk (telephone (212) 449-4545), and with the form entitled "Option to Elect Termination" which is appended hereto duly completed. Such notice must be received by the Trustee by 5:00 p.m., New York City time, on the last day for giving such notice. The date on which such surrender occurs shall be the "Election Date" with respect to portion of this Note as to which the automatic extension shall have been terminated. Upon the exercise of an Option to Elect Termination, the principal amount of this Note subject to such election shall be endorsed by the Trustee on the Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so endorsed. The Trustee shall deliver to the Holder in exchange therefor a new Note (substantially in the form of Annex 1 hereto) imprinted with a legend indicating (i) that an election to terminate the automatic extension of the maturity of such Note has been made, (ii) the Election Date and (iii) the Maturity Date with respect to such new Note. Any Note or Notes issued in exchange for or upon registration of transfer of any Notes so legended shall also be legended to the same effect. An election to terminate the automatic extension of the maturity of this Note (or of any portion thereof, as the case may be) shall be irrevocable and binding on the Holder and any subsequent Holder of this Note unless waived by the Company prior to the close of business on the third Business Day following the Election Period during which the Election Date occurs. (In the event that the Holder of a Note issued in certificated form, if any, wishes to terminate the automatic extension of the maturity of a portion of such Note that is an amount equal to $100,000 or an integral multiple of $1,000 in excess thereof, the Holder shall surrender such Note as described above, with the "Option to Elect Termination" form duly completed, in exchange for (i) a Note in the principal amount as to which the automatic extension of maturity has been terminated, legended as described above, and (ii) a Note for the remaining principal amount as to which the automatic extension of maturity has not been terminated and which has not been so legended.) All questions as to whether and when an election to terminate the automatic extension of the maturity of any Note has been made shall be determined by the Company, whose determination shall be final and binding.

     With respect to any Exercised Note, interest will be payable at such times, and will be calculated by such method, as is provided in the form of Note included as Annex 1 hereto.

     Interest payable on each Interest Payment Date will include interest accrued from and including the first day of the Interest Period relating to such Interest Payment Date to and including the last day of such Interest Period. "Interest Period" shall mean the period beginning on and including October 12, 1993 to but excluding November 10, 1993 and, thereafter, each successive period beginning on and including the day after the last day of the preceding Interest Period and ending on but excluding the next succeeding Interest Payment Date.

     This Note will bear interest at a per annum rate equal to LIBOR plus 0.05% (five one-hundredths of one percent), and such rate shall be reset each Interest Payment Date other than at maturity (each such date, together with the original issue date of the Notes, October 12, 1993, being referred to in connection with Notes other than Exercised Notes as an "Interest Reset Date"). "LIBOR" with respect to any Interest Determination Date (as defined below) shall equal the rate which appears on Telerate Page 3750, "British Bankers Association Interest Settlement Rates", under the column entitled "U.S.D.", which appears as of 11:00 A.M., London time, on the applicable Interest Determination Date, for deposits (in United States dollars for a period of one month) commencing on the second day on which dealings in deposits in United States dollars are transacted in the London interbank market (a "London Banking Day") immediately following such Interest Determination Date; provided, however, that if no such rate appears, the Calculation Agent shall request the principal London office of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with a quotation of their offered rates at approximately 11:00 A.M., London time, on such Interest Determination Date for deposits (in United States dollars for a period of one month and in a principal amount equal to an amount that is representative for a single transaction in such market at such time) commencing on the second London Banking Day immediately following such Interest Determination Date. If at least two such quotations are provided, LIBOR for such Interest Determination Date shall equal the arithmetic mean of such quotations. If fewer than two such quotations are provided, LIBOR for such Interest Determination Date shall equal the arithmetic mean of the rates quoted by three major banks in The City of New York, as selected by the Calculation Agent, at approximately 11:00 A.M., New York City time, on such Interest Determination Date for loans to leading European Banks (in United States dollars for a period of one month and in a principal amount equal to an amount that is representative for a single transaction in such market at such time) commencing on the second London Banking Day following such Interest Determination Date; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as described in this sentence, LIBOR will be LIBOR in effect on such Interest Determination Date. "Telerate Page 3750" means the display designated as page "3750" on the Dow Jones Telerate Service (or such page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). "Interest Determination Date" with respect to LIBOR shall be the second London Business Day (as defined below) preceding each Interest Reset Date. A "London Business Day" is a day on which dealings in deposits in United States dollars are transacted in the London interbank market.

     Interest on the Notes will be computed and paid on the basis of the actual number of days for which interest accrues in each Interest Period divided by 360.

     The Calculation Agent will, upon the request of the Holder of any Note, provide the interest rate then in effect. The Calculation Agent is Merrill Lynch, Pierce, Fenner & Smith Incorporated. All calculations made by the Calculation Agent in the absence of a determination of manifest error shall be conclusive for all purposes and binding on the holders of the Notes.

     Interest shall be paid on each Interest Payment Date to the Holder of this Note on the Regular Record Date. The "Regular Record Date" shall be the date 15 calendar days (whether or not a Business Day) prior to the applicable Interest Payment Date. If the Maturity falls on a day which is not a Business Day as defined below, the payment due on such Maturity will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity and no interest shall accrue with respect to such payment for the period from and after such Maturity. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such Interest Payment Date. Any such interest which is payable, but not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest"), shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

     Payment of the principal of and interest on this Note will be made at the Office or Agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto at such address as shall appear in the Security Register. Notwithstanding the preceding sentence, payment of principal of and interest payable at maturity on this Note shall be made by wire transfer of immediately available funds to a designated account maintained in the United States upon (i) receipt of written notice by the Trustee from the Holder hereof not less than one Business Day prior to the due date of such principal payment and (ii) presentation of this Note to the Trustee. The Holder of not less than $1,000,000 Notes may by written notice to the Trustee (or at such other address as the Company shall give notice in writing) not less than 15 days prior to an Interest Payment Date, arrange to have the interest payable an all Notes held by such Holder on such Interest Payment Date, and all subsequent Interest Payment Dates until written notice to the contrary is given to the Trustee, made by wire transfer of immediately available funds to a designated account maintained in the United States.

     Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank (National Association), the Trustee with respect to the Notes under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     This Notes is one of a duly authorized issue of Securities (hereinafter called the "Securities") of the Company designated as its Medium-Term Notes, Series B (the "Notes"). The Securities are issued and to be issued under an indenture (the "Indenture") dated as of October 1, 1993, between the Company and The Chase Manhattan Bank (National Association) (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms of individual Notes may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture.

     The Notes are issuable only in registered form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof.
As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 60 days, (y) the Company executes and delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form of like tenor and of an equal aggregate principal amount, in denominations of $100,000 and integral multiples of $1,000 in excess thereof. Such definitive Notes shall be registered in such name or names as the Depository shall instruct the Trustee. If definitive Notes are so delivered, the Company may make such changes to the form of this Note as are necessary or appropriate to allow for the issuance of such definitive Notes.

     This Note is not subject to any sinking fund.

     If an Event of Default (as defined in the Indenture) with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66% in aggregate principal amount of the Securities at any time Outstanding, as defined in the Indenture, of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein described.

     As provided in the Indenture and subject to certain limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated:


[FACSIMILE OF SEAL]                        MERRILL LYNCH & CO., INC.

[SEAL]                                     By:
                                              ----------------------------------
                                                     Theresa Lang
                                                       Treasurer

Attest:

By:
    ----------------------------------
           Gregory T. Russo
             Secretary

CERTIFICATE OF AUTHENTICATION
This is one of the Securities
of the series designated therein
referred to in the within-mentioned
Indenture.

THE CHASE MANHATTAN BANK
(National Association)
     as Trustee

By:
    ----------------------------------
            Authorized Officer

                          OPTION TO ELECT TERMINATION

     The undersigned hereby irrevocably request(s) and instruct(s) the Company to terminate the automatic extension of this Note (or portion hereof specified below) pursuant to its terms.

     For this Note to be terminated, the Trustee must receive at its Corporate Trust Office, or at such other place or places of which the Company shall from time to time notify the Holder of this Note, not snore than 60 nor less than 32 days prior to an Interest Payment Date, this Note with this "Option to Elect Termination" Form duly completed. Such notice must be received by the Trustee by 5:00 p.m., New York City time, on the last day for giving such notice.

     If less than the entire principal amount of this Note is to be terminated, specify the portion hereof (which shall be in an amount equal to $100,000 or an integral multiple of $1,000 in excess thereof) which the Holder elects to terminate and specify the denomination or denominations (which shall be an authorized denomination) of the Notes to be issued to the Holder for the portion of this Note not being terminated.

$
  -------------     -------------------------

Date:               NOTICE:  The signature on this Option to Elect Termination
     ----------     must correspond with the name as written upon the face of
                    this Note in every particular, without alteration or enlargement or any change whatever.

                                    SCHEDULE

                          EXCHANGE FOR EXERCISED NOTES

These exchanges of a part of this Global Note for Exercised Notes have been made.


           Part of principal
           amount of this Global   Remaining Principal      Notation made
Date         Note exchanged        amount of this Note      on behalf of
Made       for Exercised Notes     following such exchange  the Trustee
----       -------------------     -----------------------  -----------
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________
______     _______________          _______________           ___________